Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PERSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Acrodyne Communications (the “Company”) on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on March 28, 2003, I, Nathaniel Ostroff, President and Chairman of the Board of the Company, certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.               The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.               The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2003

/s/ Nathaniel Ostroff

Nathaniel Ostroff
President and Chairman of the Board

A signed original of this written statement required by section 906 has been provided to Acrodyne Communications, Inc. and will be retained by Acrodyne Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PERSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Acrodyne Communications (the “Company”) on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on March 28, 2003, I, John F. Strzelecki, Executive VicePresident  of the Company, certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.               The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.               The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2003

/s/ John F. Strzelecki

John F. Strzelecki
Executive Vice President

A signed original of this written statement required by section 906 has been provided to Acrodyne Communications, Inc. and will be retained by Acrodyne Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO

18 U.S.C SECTION 1350,

AS ADOPTED PERSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Acrodyne Communications (the “Company”) on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on March 28, 2003, I, Robert E. Woodruff, Jr., Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.               The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.               The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2003

/s/ R.E. Woodruff, Jr.

R.E. Woodruff, Jr.
Cheif Financial Officer

A signed original of this written statement required by section 906 has been provided to Acrodyne Communications, Inc. and will be retained by Acrodyne Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.